SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2000

                             COMMISSION FILE NUMBER:


                           Fenway International, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                                      84-1426038
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

         308-409 Granville Street, Vancouver, British Columbia  V6C 1T2
              (Address of principal executive offices)         (Zip Code)

                                 (604) 844-2265
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4

                                       1

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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTOR

     Raghbir Khabra, a director of Registrant resigned effective June 26, 2000. Mr. Khabra did not have any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or procedures. A copy of the resignation letter is attached hereto as Exhibit 17.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  FENWAY INTERNATIONAL, INC.


DATED:  June 28, 2000                             By: /s/ H. John Wilson
------  -------------                             ----------------------
                                                  H. John Wilson
                                                  President

                                       3

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INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION
     Resignation Letter of Raghbir Khabra dated June 26, 2000.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS
     None.